       [GRAPHIC]

       Smith Barney
       Massachusetts
       Municipals Fund

       -------------
       ANNUAL REPORT
       -------------

       November 30, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

Smith Barney
Massachusetts
Municipals Fund

[PHOTO]
Heath B. McLendon
Chairman

[PHOTO]
Lawrence T. McDermott
Vice President and Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Massachusetts Municipals Fund ("Fund") for the year ended November 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the year ended November 30, 1998, the Class A shares of the Massachusetts Municipals Fund returned 7.66% and outperformed the 6.82% return for Massachusetts tax-exempt funds according to Lipper Inc. for the same period. (Lipper is an independent fund-tracking organization.) For performance information on the Fund's other share classes, please refer to pages four and five.

During the period covered by this report, the Fund distributed income dividends totaling $0.65 and a capital gain distribution of $0.20 per Class A share. Based on its net asset value ("NAV") of $13.32 as of November 30, 1998 and current income dividend rate of $0.054 per share, this equates to annualized distribution rate of 4.86%. For a Massachusetts state resident in the combined federal and state tax bracket of 39.28%, the tax-free yield of 4.86% is equivalent to a taxable yield of 8.00%. (This figure assumes an investor is in the federal income tax bracket of 31%.)

Market and Economic Overview

With stock market volatility on the rise and anxiety about the global economy increasing in early fall, the Federal Reserve Board ("Fed") changed its monetary policy from one of vigilance against inflation to one of combating deflation during the period under review. (Deflation is when prices actually fall. Deflation should not be confused with disinflation. Disinflation is the slowing down of the rate at which prices increase.)

The bond markets have been impacted by numerous significant events this past year including the turmoil in many emerging markets, Russia's default and the


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                     1
release of a large number of conflicting economic statistics. A key turning point for the markets took place on October 17, 1998, when Fed Chairman Greenspan announced that the federal-funds and discount rates would both be cut by 25 basis points. (A basis point is a means of expressing yield as a percentage. Each basis point is 1/100 of 1%. The federal-funds rate is an overnight bank lending rate that is a benchmark for other short-term interest rates.) This was the third rate cut by the Fed in recent months and the changes in the capital markets after that rate cut were significant.

The prices of many U.S. stocks have gone up and liquidity in many sectors of the bond market has improved dramatically. As investors turned away from U.S. Treasuries, which are the most liquid and least risky of all bonds, their yields went back up sharply. For example, the yield on the 30-year Treasury increased by more than 65 basis points from October 5, 1998 through November 6, 1998. And just as other types of bonds had underperformed as U.S. Treasury rates declined, they outperformed as Treasury rates rebounded.

During the reporting period, municipal bond yields did not drop as quickly as U.S. Treasury yields on the way down and they did not go up as quickly as U.S. Treasury yields during the subsequent rebound in rates. For example, while 30-year Treasury yields went up by about 50 basis points from October 1, 1998 through November 5, 1998, long-term municipal bond yields went up by only roughly 20-23 basis points. Despite these differences, we still believe municipal bonds are attractively priced in comparison with taxable bonds.

Heavy new issuance of municipal bonds combined with modest demand for tax-exempt income are the main reasons why municipal bonds are so inexpensive now on a historical basis. New cash into bond funds has been low, the demand for municipal bonds from property and casualty companies has been moderate and many individual investors have remained on the sidelines because of the stock market's recent strong rebound.

Massachusetts Economic Highlights

Although Massachusetts was negatively impacted by the last recession, the Commonwealth's economy in recent years has grown strongly and we think its long-term outlook remains positive. The economy of Massachusetts is well diversified and continues to generate high personal income levels. Moreover, we anticipate that the Commonwealth's well-established trend of strong fiscal control and solid budget performance should hold it in good stead and solidify its leadership position in the Northeast as we enter the next century.

Investment Strategy

The Fund's investment strategy continues to seek to provide Massachusetts investors with as high a level of dividend income exempt from federal and


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

Massachusetts personal income taxes as is consistent with prudent investment management and the preservation of capital. In addition, we strive to maintain a high-quality portfolio. As of November 30, 1998, over 91% of the Fund's holdings were rated investment grade or better, of which approximately 48% were rated triple-A by either Standard & Poor's Ratings Service or Moody's Investors Service Inc. At the end of the reporting period, the Fund's average weighted maturity was roughly 21 years. In addition, as of November 30, 1998, the Fund's top three sectors were general obligation bonds (21.9%), hospital bonds (21.4%) and transportation (18.2%).

Municipal Bond Market Outlook

During 1998, the performance of the U.S. economy has helped propel state tax collections higher and add to their strong fiscal positions. As previously noted, the volume of new municipal issues remains heavy as attractive low interest rates continue to provide an incentive for state and local governments to refinance older, high interest rate debt. On the other hand, demand for tax-exempt income remains modest. Given this strong supply and moderate demand, it is not surprising that municipal bonds are inexpensive by historical standards. At current yield levels, we believe municipal bonds make sense for many investors.

Going forward, we are optimistic about the attractiveness of the tax-exempt bond market. And while we expect no more Fed policy moves for the remainder of the year, we believe that the Fed may lower rates again in the first half of 1999 if the U.S. economy remains sluggish.

In closing, thank you for your investment in the Smith Barney Massachusetts Municipals Fund. We look forward to helping you pursue your investment goals.

Sincerely,


/s/ Heath B. McLendon                    /s/ Lawrence T. McDermott

Heath B. McLendon                        Lawrence T. McDermott
Chairman                                 Vice President and Investment Officer

December 17, 1998


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                     3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

              Net Asset Value
            ------------------
            Beginning    End     Income     Capital Gain    Return      Total
Year Ended   of Year   of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
11/30/98      $13.18    $13.32    $0.65        $0.20         $0.00       7.66%
--------------------------------------------------------------------------------
11/30/97       12.99     13.18     0.67         0.12          0.00       7.85
--------------------------------------------------------------------------------
11/30/96       12.96     12.99     0.67         0.00          0.00       5.65
--------------------------------------------------------------------------------
11/30/95       11.35     12.96     0.69         0.00          0.00      20.73
--------------------------------------------------------------------------------
11/30/94       13.26     11.35     0.70         0.06          0.00      (9.07)
--------------------------------------------------------------------------------
11/30/93       12.63     13.26     0.74         0.07          0.00      11.74
--------------------------------------------------------------------------------
11/30/92       12.28     12.63     0.77         0.04          0.04      10.06
--------------------------------------------------------------------------------
11/30/91       11.81     12.28     0.84         0.00          0.01      11.57
--------------------------------------------------------------------------------
11/30/90       12.11     11.81     0.85         0.02          0.00       4.93
--------------------------------------------------------------------------------
11/30/89       11.88     12.11     0.86         0.00          0.00       9.43
================================================================================
Total                             $7.44        $0.51         $0.05
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

              Net Asset Value
            ------------------
            Beginning    End     Income     Capital Gain    Return      Total
Year Ended   of Year   of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
11/30/98       $13.17   $13.30    $0.58        $0.20         $0.00       7.05%
--------------------------------------------------------------------------------
11/30/97        12.99    13.17     0.61         0.12          0.00       7.25
--------------------------------------------------------------------------------
11/30/96        12.96    12.99     0.61         0.00          0.00       5.14
--------------------------------------------------------------------------------
11/30/95        11.35    12.96     0.63         0.00          0.00      20.15
--------------------------------------------------------------------------------
11/30/94        13.26    11.35     0.64         0.06          0.00      (9.50)
--------------------------------------------------------------------------------
11/30/93        12.63    13.26     0.68         0.07          0.00      11.09
--------------------------------------------------------------------------------
Inception*
- 11/30/92      12.52    12.63     0.05         0.00          0.00       1.29+
================================================================================
Total                             $3.80        $0.45         $0.00
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

              Net Asset Value
            ------------------
            Beginning    End     Income     Capital Gain    Return      Total
Year Ended   of Year   of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
11/30/98       $13.16   $13.30    $0.58        $0.20         $0.00       7.11%
--------------------------------------------------------------------------------
11/30/97        12.98    13.16     0.60         0.12          0.00       7.21
--------------------------------------------------------------------------------
11/30/96        12.95    12.98     0.60         0.00          0.00       5.09
--------------------------------------------------------------------------------
11/30/95        11.35    12.95     0.63         0.00          0.00      20.04
--------------------------------------------------------------------------------
Inception*
- 11/30/94      11.34    11.35     0.04         0.00          0.00       0.40+
================================================================================
Total                             $2.45        $0.32         $0.00
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                   Without Sales Charges(1)
                                              ----------------------------------
                                              Class A      Class B    Class L(2)
================================================================================
Year Ended 11/30/98                             7.66%        7.05%       7.11%
--------------------------------------------------------------------------------
Five Years Ended 11/30/98                       6.13         5.59         N/A
--------------------------------------------------------------------------------
Ten Years Ended 11/30/98                        7.81          N/A         N/A
--------------------------------------------------------------------------------
Inception* through 11/30/98                     8.25         6.64        9.67
================================================================================

                                                    With Sales Charges(3)
                                              ----------------------------------
                                              Class A      Class B    Class L(2)
================================================================================
Year Ended 11/30/98                             3.35%        2.55%       5.06%
--------------------------------------------------------------------------------
Five Years Ended 11/30/98                       5.27         5.43         N/A
--------------------------------------------------------------------------------
Ten Years Ended 11/30/98                        7.37          N/A         N/A
--------------------------------------------------------------------------------
Inception* through 11/30/98                     7.84         6.64        9.41
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                   Without Sales Charges(1)
================================================================================
Class A (11/30/88 through 11/30/98)                        112.16%
--------------------------------------------------------------------------------
Class B (Inception* through 11/30/98)                       47.70
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/98)(2)                    45.45
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are December 21, 1987, November 6, 1992 and November 10, 1994, respectively.


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                     5

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
               the Smith Barney Massachusetts Municipals Fund vs.
                    Lehman Brothers Municipal Bond Index and
                  Lipper Massachusetts Municipal Fund Average+

--------------------------------------------------------------------------------

                         November 1988 -- November 1998

                                   [GRAPHIC]

                     Smith Barney       Lehman Brothers     Lipper Massachusetts
                     Massachusetts      Municipal Bond         Municipal Fund
                    Municipals Fund          Index                 Average
--------------------------------------------------------------------------------
      11/88               9596               10000                  10000
      11/89              10501               11102                  10950
      11/90              11018               11957                  11598
      11/91              12293               13184                  12839
      11/92              13529               14506                  14157
      11/93              15118               16114                  15810
      11/94              13747               15268                  14683
      11/95              16596               18155                  17396
      11/96              17534               19221                  18268
      11/97              18910               20599                  19470
      11/98              20359               22545                  20706

+ Hypothetical illustration of $10,000 invested in Class A shares at November 30, 1988, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1998. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Massachusetts Municipal Fund Average is composed of the Fund's peer group of mutual funds (58 funds as of November 30, 1998). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1998
--------------------------------------------------------------------------------

Industry Breakdown

                                   [PIE CHART]

                       General Obligation            21.9%
                       Water & Sewer                  2.3%
                       Housing: Multi-Family          3.0%
                       Housing: Single-Family         5.1%
                       Hospitals                     21.4%
                       Miscellaneous                  6.0%
                       Life Care Systems              4.9%
                       Education                      7.0%
                       Utilities                      2.8%
                       Industrial Development         3.8%
                       Transportation                18.2%
                       Pollution Control              3.6%

Summary of Investments by Combined Ratings

                                         Standard &         Percentage of
      Moody's            and/or            Poor's         Total Investments
--------------------------------------------------------------------------------
        Aaa                                  AAA                 47.7%
         Aa                                   AA                 22.4
         A                                    A                   8.8
        Baa                                  BBB                 12.6
         B                                    B                   1.8
       VMIG 1                                A-1                  3.3
         NR                                   NR                  3.4
                                                                -----
                                                                100.0%
                                                                =====


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                     7

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING(a)                       SECURITY                              VALUE
============================================================================================
MUNICIPAL BONDS AND NOTES-- 100%
Education -- 7.0%
$   145,000   A          Massachusetts Educational Loan Authority, Issue D,
                            Series A, 7.650% due 1/1/07(b)                       $   148,133
                         Massachusetts State Industrial Finance Agency Revenue:
  1,000,000   AAA           Assumption College Issue, CONNIE LEE-Insured,
                              6.000% due 7/1/26                                    1,088,750
    750,000   A-            Clark University, Series E, 7.000% due 7/1/12            810,000
    500,000   Baa1*         Concord Academy, 5.450% due 9/1/17                       506,875
  1,000,000   BBB-          Dana Hall School Issue, 5.900% due 7/1/27              1,038,750
  1,000,000   AAA           Simons Rock College, AMBAC-Insured,
                              5.500% due 6/1/27                                    1,040,000
    500,000   AAA        Southeastern Massachusetts University, Series A,
                            AMBAC-Insured, 5.900% due 5/1/12                         550,000
--------------------------------------------------------------------------------------------
                                                                                   5,182,508
--------------------------------------------------------------------------------------------
General Obligation -- 21.9%
    250,000   A          Brockton Utility GO, 6.125% due 6/15/18                     268,750
    250,000   AAA        Groveland GO, AMBAC-Insured, 6.850% due 6/15/06             272,187
  1,000,000   AAA        Haverhill Revenue Bonds, Series A, AMBAC-Insured,
                            6.700% due 9/1/10                                      1,088,750
                         Holyoke GO, FSA-Insured:
  1,330,000   AAA           5.200% due 8/1/17                                      1,363,250
    500,000   AAA           Series B, 6.125% due 8/1/13                              548,125
    500,000   AAA        Lowell GO, AMBAC-Insured, 6.000% due 8/1/14                 550,625
  1,250,000   Aaa*       Lynn GO, MBIA-Insured, 5.000% due 2/15/17                 1,257,812
  5,000,000   AA-        Massachusetts State GO, Series C,
                            zero coupon due 8/1/18                                 1,925,000
  2,335,000   Aaa*       Methuen GO, FGIC-Insured, 4.875% due 5/15/17              2,323,325
    750,000   Aaa*       Nantucket GO, MBIA-Insured, 5.125% due 7/15/12              781,875
  1,500,000   AAA        North Andover Municipal Purpose Loan, FGIC-Insured,
                            4.750% due 1/15/18                                     1,458,750
    250,000   AAA        North Reading GO, MBIA-Insured, 6.875% due 6/15/07          272,188
    795,000   AA-        Plymouth County GO, COP, Series A,
                            6.750% due 10/1/04(c) 881,456 Revere GO, Series A,
                         FSA-Insured:
    300,000   AAA           5.400% due 6/15/15                                       314,625
    265,000   AAA           5.400% due 6/15/16                                       276,925
    500,000   AAA        Revere Municipal Purpose Loan, Bank Qualified,
                            FSA-Insured, 6.125% due 6/15/13                          550,625
    500,000   AAA        Salem GO, AMBAC-Insured, 6.800% due 8/15/10(c)              545,000
  1,500,000   AAA        Springfield GO, Municipal Purpose Loan, FSA-Insured,
                            5.000% due 11/15/18                                    1,503,750
--------------------------------------------------------------------------------------------
                                                                                  16,183,018
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING(a)                       SECURITY                              VALUE
============================================================================================
Hospitals -- 21.4%
                         Massachusetts State Health & Educational Facilities
                            Authority Revenue:
$   750,000   A3*             Addison Gilbert Hospital, Series C,
                                5.750% due 7/1/23                                $   775,313
    250,000   A               Beth Israel Hospital, Series E, 7.000% due 7/1/14      258,898
  1,000,000   A               Brockton Hospital, Series B, 8.100% due 7/1/13(c)    1,016,250
  1,250,000   BBB+            Cape Cod Healthcare, Series B, 5.450% due 11/15/23   1,253,125
                              Central New England Health Systems:
    750,000   Baa3*             Series A, 6.300% due 8/1/18                          783,750
  1,500,000   Aaa*              Series B, AMBAC-Insured, 5.200% due 8/1/28         1,500,000
  1,000,000   Baa1*           Faulkner Hospital, Series C, 6.000% due 7/1/13       1,058,750
  1,500,000   BBB+            Jordan Hospital, Series D, 5.375% due 10/1/28        1,479,375
  1,000,000   AAA             Massachusetts General Hospital, Series F,
                                AMBAC-Insured, 6.250% due 7/1/20                   1,090,000
  1,000,000   AAA             Medical Center of Central Massachusetts,
                                AMBAC-Insured, 6.550% due 6/23/22(c)               1,153,750
    500,000   AAA             Morton Hospital & Medical Center, Series B,
                                CONNIE LEE-Insured, 5.500% due 7/1/23                513,750
  1,310,000   B1*             Saint Memorial Medical Center, Series A,
                                6.000% due 10/1/23                                 1,313,275
  1,500,000   AAA             University of Massachusetts Memorial Issue,
                                Series A, AMBAC-Insured, 5.000% due 7/1/28         1,468,125
    700,000   AAA             Valley Regional Health System, Series C,
                                CONNIE LEE-Insured, 7.000% due 7/1/06 825,125
                              Youville House, FHA Insured, Project A:
    500,000   Aa2*              5.950% due 2/15/17                                   534,375
    750,000   Aa2*              6.050% due 2/15/29                                   801,562
--------------------------------------------------------------------------------------------
                                                                                  15,825,423
--------------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.0%
  1,000,000   AAA        Framingham Housing Authority Mortgage Revenue,
                            Beaver Terrace Apartments, Series A,
                            GNMA-Collateralized, 6.650% due 2/20/32                1,053,750
  1,120,000   A+         Massachusetts State HFA, Housing Project, Series A,
                            6.375% due 4/1/21(c)                                   1,195,600
--------------------------------------------------------------------------------------------
                                                                                   2,249,350
--------------------------------------------------------------------------------------------
Housing: Single-Family -- 5.1%
                         Massachusetts State HFA, Housing Revenue,
                            Single-Family Housing:
    945,000   AAA             Series 14, FHA-Insured, 7.700% due 12/1/14             982,800
    600,000   Aa3*            Series 18, 7.350% due 12/1/16                          633,750
  1,000,000   Aa3*            Series 31, 6.450% due 12/1/16(c)                     1,066,250
  1,000,000   Aa3*            Series 38, 7.200% due 12/1/26(b)(c)                  1,086,250
--------------------------------------------------------------------------------------------
                                                                                   3,769,050
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                     9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING(a)                       SECURITY                              VALUE
============================================================================================
Industrial Development -- 3.8%
$ 1,000,000   NR         Boston Industrial Development Financing Authority
                            Revenue, First Mortgage, Springhouse Inc.,
                            5.875% due 7/1/18                                    $ 1,001,250
                         Massachusetts State Industrial Finance Agency,
                            Resource Recovery Revenue, Series A:
    250,000   Baa1*           Refusetech Inc. Project, 6.300% due 7/1/05             267,500
    500,000   NR              S.E. Massachusetts Project, 9.000% due 7/1/15(c)       557,500
  1,000,000   NR         Massachusetts State Industrial Finance Agency Revenue,
                            (Chestnut Knoll Project A), 5.625% due 2/15/25           971,250
--------------------------------------------------------------------------------------------
                                                                                   2,797,500
--------------------------------------------------------------------------------------------
Life Care Systems -- 4.9%
                         Massachusetts Industrial Finance Agency
                            Health Care Facilities:
  1,450,000                     AAA Arbors at Amherst Project, Assisted Living
                                Facilities Revenue, GNMA-Collateralized, 5.750%
                                due 6/20/17 1,547,875
  2,000,000   A               Jewish Geriatric Services, Series B, 5.500% due
                                5/15/27                                            2,055,000
--------------------------------------------------------------------------------------------
                                                                                   3,602,875
--------------------------------------------------------------------------------------------
Miscellaneous -- 2.7%
  1,000,000   AAA        Martha's Vineyard Loaned Bank Revenue, Series A,
                            FSA-Insured, 5.125% due 5/1/18                         1,013,750
  1,000,000   AAA        Nantucket Island Loaned Bank, Series E, MBIA-Insured,
                            5.000% due 7/1/19                                        998,750
--------------------------------------------------------------------------------------------
                                                                                   2,012,500
--------------------------------------------------------------------------------------------
Pollution Control -- 3.6%
                         Massachusetts State Water Pollution:
  1,000,000   AAA           Abatement Treatment Pool Lining Program, Series 4,
                              5.000% due 8/1/18                                    1,007,500
  1,500,000   AA+           Series A, 6.375% due 2/1/15(c)                         1,657,500
--------------------------------------------------------------------------------------------
                                                                                   2,665,000
--------------------------------------------------------------------------------------------
Short-Term (d) -- 3.3%
    450,000   VMIG 1*    Massachusetts State Health & Educational Facilities
                            Authority Revenue, Capital Asset Program, Series B,
                            2.700% due 7/1/05                                        450,000
  2,000,000   A-1+       Puerto Rico Commonwealth Government
                            Development Bank, MBIA-Insured, 2.750% due 12/1/15     2,000,000
--------------------------------------------------------------------------------------------
                                                                                   2,450,000
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING(a)                       SECURITY                              VALUE
============================================================================================
Transportation -- 18.2%
$   750,000   BBB        Guam Airport Authority Revenue, Series A,
                            6.500% due 10/1/23                                   $   813,750
  2,000,000   AA-        Massachusetts Bay Transportation Authority Revenue,
                            General Transportation Systems, Series C,
                            5.000% due 3/1/24                                      1,997,500
  3,750,000   Aa3*       Massachusetts State Capital Appreciation,
                            Federal Highway, zero coupon due 6/15/15               1,710,938
                         Massachusetts State Port Authority Revenue:
  1,000,000   AA-           Series A, 5.000% due 7/1/27                            1,001,250
  1,000,000   AA-           Series B, 5.000% due 7/1/18                              978,750
  2,300,000   AA-           Series D, 5.000% due 7/1/28                            2,302,875
  1,900,000   AAA           Special Facilities, (U.S. Air Project),
                              MBIA-Insured, 5.875% due 9/1/23(b)                   2,033,000
  6,000,000   Aaa*       Massachusetts State Turnpike Authority, Metropolitan
                            Highway System Revenue, Capital Appreciation,
                            Series C, MBIA-Insured, zero coupon due 1/1/16         2,617,500
--------------------------------------------------------------------------------------------
                                                                                  13,455,563
--------------------------------------------------------------------------------------------
Utilities -- 2.8%
  2,000,000   BBB+       Massachusetts Municipal Wholesale Electric Co., Power
                            Supply Revenue, Series D, 6.125% due 7/1/19(c)         2,095,000
--------------------------------------------------------------------------------------------
Water & Sewer -- 2.3%
  1,750,000   AAA        Massachusetts State Water Resource Authority,
                            Series A, FSA-Insured, 4.750% due 8/1/37               1,658,125
--------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost-- $70,615,005**)                                  $73,945,912
============================================================================================

(a) All ratings are by Standard & Poor's Ratings Services, except those identified by an asterisk (*) are rated by Moody's Investors Service Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is segregated by Custodian for open purchase commitment.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 12 and 13 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    11

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Services ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB and B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B". While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1   -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG     -- Association of Bay Area Governments
AIG      -- American International Guaranty
AMBAC    -- AMBAC Indemnity Corporation
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CGIC     -- Capital Guaranty Insurance
CONNIE   -- College Construction Loan LEE Insurance Association
COP      -- Certificate of Participation
EDA      -- Economic Development Authority
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FLAIRS   -- Floating Adjustable Interest Rate Securities
FNMA     -- Federal National Mortgage Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Federal Security Assurance
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Authority
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters Company
ISD      -- Independent School District
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MVRICS   -- Municipal Variable Rate lnverse Coupon Security
PCR      -- Pollution Control Revenue
PSF      -- Permanent School Fund
RAN      -- Revenue Anticipation Notes
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt Securities
SYCC     -- Structured Yield Curve Certificate
TAN      -- Tax Anticipation Notes
TECP     -- Tax-Exempt Commercial Paper
TOB      -- Tender Option Bonds
TRAN     -- Tax and Revenue Anticipation Notes
VA       -- Veterans Administration
VRDD     -- Variable Rate Daily Demand
VRWD     -- Variable Rate Wednesday Demand Smith Barney Massachusetts Municipals
            Fund


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $70,615,005)                        $73,945,912
  Cash                                                                   65,014
  Interest receivable                                                 1,102,677
  Receivable for Fund shares sold                                       175,150
--------------------------------------------------------------------------------
  Total Assets                                                       75,288,753
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    5,443,916
  Administration fees payable                                            85,236
  Payable for Fund shares redeemed                                       24,303
  Investment advisory fees payable                                       23,224
  Distribution fees payable                                               6,334
  Accrued expenses                                                       74,645
--------------------------------------------------------------------------------
  Total Liabilities                                                   5,657,658
--------------------------------------------------------------------------------
Total Net Assets                                                    $69,631,095
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     5,231
  Capital paid in excess of par value                                66,298,255
  Overdistributed net investment income                                  (3,298)
  Net unrealized appreciation of investments                          3,330,907
--------------------------------------------------------------------------------
Total Net Assets                                                    $69,631,095
================================================================================
Shares Outstanding:
  Class A                                                             2,812,286
  ------------------------------------------------------------------------------
  Class B                                                             2,276,436
  ------------------------------------------------------------------------------
  Class L                                                               142,480
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $13.32
  ------------------------------------------------------------------------------
  Class B*                                                               $13.30
  ------------------------------------------------------------------------------
  Class L**                                                              $13.30
  ------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)      $13.88
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)      $13.43
================================================================================
* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                           $3,543,586
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 4)                                            245,255
  Investment advisory fees (Note 4)                                     189,712
  Administration fees (Note 4)                                          126,474
  Shareholder and system servicing fees                                  23,966
  Shareholder communications                                             17,976
  Audit and legal                                                        17,764
  Trustees' fees                                                          5,822
  Pricing service fees                                                    2,951
  Registration fees                                                       1,647
  Custody                                                                 1,150
  Other                                                                   3,625
--------------------------------------------------------------------------------
  Total Expenses                                                        636,342
--------------------------------------------------------------------------------
Net Investment Income                                                 2,907,244
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 5):
  Net Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              32,471,474
    Cost of securities sold                                          31,554,848
--------------------------------------------------------------------------------
  Net Realized Gain                                                     916,626
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                 2,660,948
    End of year                                                       3,330,907
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                               669,959
--------------------------------------------------------------------------------
Net Gain on Investments                                               1,586,585
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $4,493,829
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                     Years Ended November 30,
--------------------------------------------------------------------------------

                                                        1998            1997
================================================================================
OPERATIONS:
   Net investment income                             $ 2,907,244    $ 2,855,723
   Net realized gain                                     916,626        880,377
   Increase in net unrealized appreciation               669,959        568,601
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations              4,493,829      4,304,701
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
   Net investment income                              (2,875,741)    (2,914,026)
   In excess of net investment income                    (62,219)            --
   Net realized gains                                   (969,819)      (570,191)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                    (3,907,779)    (3,484,217)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                   15,295,105      6,670,106
   Net asset value of shares issued
     for reinvestment of dividends                     2,377,234      2,041,608
   Cost of shares reacquired                          (9,379,926)    (7,942,053)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                           8,292,413        769,661
--------------------------------------------------------------------------------
Increase in Net Assets                                 8,878,463      1,590,145

NET ASSETS:
   Beginning of year                                  60,752,632     59,162,487
--------------------------------------------------------------------------------
   End of year*                                      $69,631,095    $60,752,632
================================================================================
* Includes overdistributed net investment income of:     $(3,298)      $(34,801)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Massachusetts Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $62,219 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within the Commonwealth of Massachusetts, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Massachusetts.


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.30% of its average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc., became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

On June 12, 1998, the Fund's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred.

For the year ended November 30, 1998, SSB received sales charges of $103,000 and $3,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSC's paid to SSB were approximately:

                                                         Class B       Class L
================================================================================
CDSCs                                                    $39,000        $1,000
================================================================================


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets of each class. For the year ended November 30, 1998, total Distribution Plan fees incurred were:

                                         Class A        Class B       Class L
================================================================================
Distribution Plan Fees                   $50,498       $186,823        $7,934
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

5. Investments

For the year ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $42,233,906
--------------------------------------------------------------------------------
Sales                                                                32,471,474
================================================================================

At November 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $3,371,898
Gross unrealized depreciation                                           (40,991)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $3,330,907
================================================================================

6. Shares of Beneficial Interest

At November 30, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At November 30, 1998, total paid-in capital amounted to the following for each class:

                                        Class A       Class B        Class L
==============================================================================
Total Paid-in Capital                 $34,866,632   $29,554,904    $1,881,950
==============================================================================

Transactions in shares of each class were as follows:

                                     Year Ended               Year Ended
                                  November 30, 1998        November 30, 1997
                               ----------------------   ----------------------
                                 Shares      Amount       Shares      Amount
==============================================================================
Class A
Shares sold                     526,237   $ 7,028,660    328,135   $ 4,290,143
Shares issued on reinvestment    97,541     1,300,205     82,883     1,079,455
Shares redeemed                (295,379)   (3,944,654)  (244,202)   (3,177,789)
------------------------------------------------------------------------------
Net Increase                    328,399   $ 4,384,211    166,816   $ 2,191,809
==============================================================================
Class B
Shares sold                     498,735   $ 6,683,489    161,821   $ 2,099,145
Shares issued on reinvestment    75,997     1,011,915     72,576       944,328
Shares redeemed                (393,228)   (5,258,008)  (362,492)   (4,708,332)
------------------------------------------------------------------------------
Net Increase (Decrease)         181,504   $ 2,437,396   (128,095)  $(1,664,859)
==============================================================================
Class L+
Shares sold                     118,353   $ 1,582,956     21,630   $   280,818
Shares issued on reinvestment     4,895        65,114      1,369        17,825
Shares redeemed                 (13,273)     (177,264)    (4,321)      (55,932)
------------------------------------------------------------------------------
Net Increase                    109,975   $ 1,470,806     18,678   $   242,711
==============================================================================
+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares                           1998        1997        1996        1995        1994
==============================================================================================
Net Asset Value, Beginning of Year     $ 13.18     $ 12.99     $ 12.96     $ 11.35     $ 13.26
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (1)               0.65        0.66        0.68        0.69        0.70
  Net realized and unrealized
    gain (loss)                           0.34        0.32        0.02        1.61       (1.85)
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       0.99        0.98        0.70        2.30       (1.15)
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.64)      (0.67)      (0.67)      (0.69)      (0.70)
  In excess of net investment income     (0.01)         --          --          --          --
  Net realized gains                     (0.20)      (0.12)         --          --       (0.06)
----------------------------------------------------------------------------------------------
Total Distributions                      (0.85)      (0.79)      (0.67)      (0.69)      (0.76)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $ 13.32     $ 13.18     $ 12.99     $ 12.96     $ 11.35
----------------------------------------------------------------------------------------------
Total Return                              7.66%       7.85%       5.65%      20.73%      (9.07)%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $37,451     $32,736     $30,109     $29,159     $27,634
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (1)                            0.76%       0.80%       0.80%       0.83%       0.81%
  Net investment income                   4.84        5.07        5.32        5.42        5.55
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     51%         58%         23%         10%         37%
==============================================================================================

(1) The investment adviser waived all or part of its fees for the four years ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                   Per Share Decreases                 Expense Ratios
                 to Net Investment Income           Without Fee Waivers
                -------------------------        -------------------------
                1997   1996   1995   1994        1997   1996   1995   1994
                ----   ----   ----   ----        ----   ----   ----   ----
      Class A  $0.01  $0.01  $0.03  $0.04        0.88%  0.91%  1.07%  1.09%


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class B Shares                           1998        1997        1996        1995        1994
==============================================================================================
Net Asset Value, Beginning of Year     $ 13.17     $ 12.99     $ 12.96     $ 11.35     $ 13.26
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (1)               0.58        0.60        0.61        0.63        0.63
  Net realized and unrealized
    gain (loss)                           0.33        0.31        0.03        1.61       (1.84)
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       0.91        0.91        0.64        2.24       (1.21)
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.57)      (0.61)      (0.61)      (0.63)      (0.64)
  In excess of net investment income     (0.01)         --          --          --          --
  Net realized gains                     (0.20)      (0.12)         --          --       (0.06)
----------------------------------------------------------------------------------------------
Total Distributions                      (0.78)      (0.73)      (0.61)      (0.63)      (0.70)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $ 13.30     $ 13.17     $ 12.99     $ 12.96     $ 11.35
----------------------------------------------------------------------------------------------
Total Return                              7.05%       7.25%       5.14%      20.15%      (9.50)%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $30,285     $27,589     $28,874     $28,726     $23,279
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (1)                            1.28%       1.31%       1.31%       1.35%       1.32%
  Net investment income                   4.32        4.57        4.81        4.94        5.04
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     51%         58%         23%         10%         37%
==============================================================================================

(1) The investment adviser has waived all or part of its fees for the four years ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                   Per Share Decreases                 Expense Ratios
                 to Net Investment Income           Without Fee Waivers
                -------------------------        -------------------------
                1997   1996   1995   1994        1997   1996   1995   1994
                ----   ----   ----   ----        ----   ----   ----   ----
      Class B  $0.01  $0.01  $0.04  $0.03        1.39%  1.42%  1.59%  1.60%


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class L Shares(1)                       1998       1997       1996       1995      1994(2)
=========================================================================================
Net Asset Value, Beginning of Year     $13.16     $12.98     $12.95     $11.35     $11.34
-----------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (3)              0.58       0.59       0.60       0.63       0.05
  Net realized and unrealized gain       0.34       0.31       0.03       1.60         --
-----------------------------------------------------------------------------------------
Total Income From Operations             0.92       0.90       0.63       2.23       0.05
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.57)     (0.60)     (0.60)     (0.63)     (0.04)
  In excess of net investment income    (0.01)        --         --         --         --
  Net realized gains                    (0.20)     (0.12)        --         --         --
-----------------------------------------------------------------------------------------
Total Distributions                     (0.78)     (0.72)     (0.60)     (0.63)     (0.04)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year           $13.30     $13.16     $12.98     $12.95     $11.35
-----------------------------------------------------------------------------------------
Total Return                             7.11%      7.21%      5.09%     20.04%      0.40%++
-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $1,895     $  428     $  179     $  146     $   75
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                           1.31%      1.34%      1.34%      1.35%      1.36%+
  Net investment income                  4.25       4.51       4.77       4.65       5.00+
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                    51%        58%        23%        10%        37%
=========================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2)   For the period from November 10, 1994 (inception date) to November 30,
      1994.
(3) The investment adviser has waived all or part of its fees for the three years ended November 30, 1997 and the period ended November 30, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                   Per Share Decreases                 Expense Ratios
                 to Net Investment Income           Without Fee Waivers
                -------------------------        -------------------------
                1997   1996   1995   1994        1997   1996   1995   1994
                ----   ----   ----   ----        ----   ----   ----   ----
      Class L  $0.01  $0.01  $0.04  $0.00*       1.42%  1.44%  1.58%  1.63%+

*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    23

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Massachusetts Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Massachusetts Municipals Fund as of November 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1994, were audited by other auditors whose report thereon, dated January 12, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Massachusetts Municipals Fund as of November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                              KPMG LLP

New York, New York
January 15, 1999


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1998:

      -- 100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

      --    Long-term capital gain distributions paid of $732,226.


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    25

                                                     SalomonSmithBarney
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Trustees

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Cornelius C. Rose, Jr.
Heath B. McLendon, Chairman

James Crisona, Emeritus

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Lawrence T. McDermott
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Mutual Management Corp.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of the Smith Barney Massachusetts Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Massachusetts
Municipals Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0302  1/99